AGREEMENT OF PURCHASE AND SALE

                                     BETWEEN

                           FARREL CORPORATION, SELLER

                                       AND

                NATIONAL RE/SOURCES ACQUISITIONS, LLC, PURCHASER

                                TABLE OF CONTENTS
                                                                           Page

ARTICLE I - PURCHASE AND SALE................................................1

  1.1   Agreement of Purchase and Sale.......................................1
  1.2   Property Defined.....................................................1
  1.3   Permitted Title Exceptions...........................................1
  1.4   Purchase Price.......................................................1
  1.5   Earnest Money........................................................2
  1.6   Payment of Purchase Price............................................2


ARTICLE II - REVIEW PERIOD...................................................2

  2.1   Delivery of Materials................................................2
  2.2   Due Diligence Review Period..........................................2
  2.3   Title Matters........................................................3
  2.4   Right of Termination During Due Diligence Review Period..............3
  2.5   No Reliance..........................................................3
  2.6   Indenmity............................................................4


ARTICLE III - CLOSING........................................................4

  3.1   Time and Place.......................................................4
  3.2   Seller's Obligations at Closing......................................5
  3.3   Purchaser's Obligations at Closing...................................6
  3.4   Mutual Obligations...................................................6
  3.5   Prorations...........................................................7
  3.6   Closing Costs........................................................8


ARTICLE IV - REPRESENTATIONS, WARRANTIES AND COVENANTS.......................8

  4.1   Representations and Warranties of Seller.............................8
  4.2   Covenants of Seller.................................................10
  4.3   Representations and Warranties of Purchaser.........................10
  4.4   Purchaser's Conditions to Closing...................................11


ARTICLE V - DEFAULT.........................................................11

  5.1   Default by Purchaser................................................11
  5.2   Default by Seller...................................................12

ARTICLE VI - CONDEMNATION...................................................12

  6.1   Condemnation........................................................12


ARTICLE VII - BROKERS.......................................................13

  7.1   Brokers.............................................................13


ARTICLE VIII - MISCELLANEOUS................................................13

  8.1   Disclaimers.........................................................13
  8.2   Discharge of Obligations............................................13
  8.3   Assignment..........................................................14
  8.4   Notices.............................................................14
  8.5   Modification........................................................15
  8.6   Confidentiality.....................................................15
  8.7   Reporting Requirements..............................................15
  8.8   Time of Essence.....................................................15
  8.9   Successors and Assigns..............................................15
  8.10  Exhibits and Schedules..............................................16
  8.11  Entire Agreement....................................................16
  8.12  Further Assurances..................................................16
  8.13  Fees and Expenses...................................................16
  8.14  No Recording........................................................16
  8.15  Counterparts........................................................16
  8.16  Ambiguity...........................................................16
  8.17  Severability........................................................16
  8.18  Section and Exhibit Headings........................................17
  8.19  Binding Effect......................................................17
  8.20  Choice of Law.......................................................17
  8.21  No Third Party Beneficiary..........................................17

Exhibits
--------

Exhibit A - Legal Description
Exhibit B - Form of Limited Warranty Deed
Exhibit C - Form of Bill of Sale
Exhibit D - Form of FIRPTA Affidavit

                         AGREEMENT OF PURCHASE AND SALE


         THIS AGREEMENT OF PURCHASE AND SALE (this "Agreement") is made as of July 17, 1998 (the "Effective Date"), by and between FARREL CORPORATION, a Delaware corporation ("Seller"), and NATIONAL RE/SOURCES ACQUISITIONS, LLC, a Delaware limited liability company ("Purchaser").

                                   WITNESSETH:

                                   ARTICLE I.
                                PURCHASE AND SALE

          1.1. AGREEMENT OF PURCHASE AND SALE. Subject to the terms and conditions hereinafter set forth and for the consideration stated herein, Seller agrees to sell to Purchaser and Purchaser agrees to purchase from Seller the following:

               (a) All that certain tract or parcel of land situated in Derby, Connecticut, more particularly described on Exhibit A attached hereto and made a part hereof, together with all improvements now or hereafter situated thereon, together with all rights, tenements, hereditaments, easements, privileges and appurtenances pertaining thereto, including Seller's interest (if any) in (i) roads, alleys, streets and rights-of-way bounding the real property described on Exhibit A, (ii) all strips or gores of land, (iii) development rights, and (iv) water, wastewater and other utility services allocable or available thereto (collectively "Realty"); and

               (b) All tangible and intangible personal property owned by Seller and situated upon and used in connection with the ownership, operation, use, enjoyment or occupancy of the Realty, including, without limitation, all assignable permits, plans, reports, and surveys if any (collectively, "Personalty");

          1.2. PROPERTY DEFINED. The property and interests described in Sections 1.1(a) and (b) above are hereinafter sometimes referred to collectively as the "Property."

          1.3. PERMITTED TITLE EXCEPTIONS. The Property shall be conveyed subject to the following matters (collectively, "Permitted Exceptions"):

               (a) The matters  deemed to be  Permitted  Exceptions  pursuant to
Section 2.3 herein; and

               (b) real property taxes for the year of Closing (hereinafter defined) (if such taxes are not yet due and payable) and subsequent years.

          1.4. PURCHASE PRICE. Seller agrees to sell and Purchaser agrees to purchase the Property for a total purchase price of One Million Nine Hundred Thousand and 00/100 Dollars ($1,900,000) (the "Purchase Price") in cash or by wire transfer.

          1.5. EARNEST MONEY. Upon execution of this Agreement, Purchaser shall deposit with the national office of Commonwealth Land Title Insurance Company (the "Escrow Agent"), the sum of One Hundred Thousand and 00/100 Dollars ($100,000) in cash or by wire transfer (the "Earnest Money") to be held by the Escrow Agent as earnest money in accordance with this Agreement. The Escrow Agent is hereby instructed to hold the Earnest Money in an interest bearing account with a federally insured bank or similar institution acceptable to Seller and Purchaser, with all interest accruing thereon to be added to and become part of the Earnest Money. Upon consummation of this transaction, the Earnest Money shall be credited against the Purchase Price. The Earnest Money shall be non-refundable, except as specifically set forth herein.

          1.6. PAYMENT OF PURCHASE PRICE. The Purchase Price (less the Earnest Money and Purchaser's net closing adjustments) shall be paid by Purchaser to Seller at Closing in cash or by wire transfer of immediately available funds on the Closing Date (hereinafter defined).

                                   ARTICLE II.
                                  REVIEW PERIOD

          2.1. DELIVERY OF MATERIALS. Within five (5) days after the Effective Date Seller, at its sole cost and expense, shall use reasonable efforts to deliver or cause to be delivered to Purchaser copies of any documents pertaining to the Property reasonably requested by Purchaser, including without limitation copies of any existing surveys of the Realty, copies of any environmental reports previously prepared in connection with the Property, and copies of the two most recent tax statements on the Realty (collectively, "Submission Items"), to the extent the same are in the possession or control of Seller. Submission Items not available for delivery to Purchaser within the time period stated above shall be delivered to Purchaser as soon as practicable after being obtained by Seller.

EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 2.1 AND SECTION 4.1 BELOW, SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO THE TRUTH, ACCURACY OR COMPLETENESS OF ANY OF THE SUBMISSION ITEMS. SELLER MAKES NO REPRESENTATION OR WARRANTY CONCERNING SUBMISSION ITEMS WHICH WERE NOT PREPARED BY SELLER. THE PHRASE "PREPARED BY SELLER" EXPRESSLY EXCLUDES ANY SUBMISSION ITEM PREPARED BY ANY THIRD PARTY. PURCHASER ACKNOWLEDGES AND AGREES THAT ANY RELIANCE BY PURCHASER ON OR USE OF SUBMISSION ITEMS WHICH WERE NOT PREPARED BY SELLER SHALL BE AT THE SOLE RISK OF PURCHASER.

          2.2. DUE DILIGENCE REVIEW PERIOD. Purchaser shall have until 5:00 p.m. September 23, 1998 (the "Due Diligence Review Period") to review the Submission Items, to make physical inspections of the Property and to examine plans, drawings, reports, books and records and other documents maintained by Seller relating to the Property. Notwithstanding the foregoing, Purchaser acknowledges that it has confirmed to Purchaser's satisfaction the costs of demolishing the buildings located on the Realty (other than the foundations) and Purchaser is willing to incur the expense of such demolition if it acquires title to the Property and the costs of demolishing the buildings shall not be a condition to closing. Any inspections of the Realty shall be conducted in the presence of Seller or its designated representative if required by Seller. In addition, Purchaser may make such inquiries of federal, state and local governmental authorities with jurisdiction over the Property as Purchaser deems necessary in connection with its due diligence efforts. In no event will Seller's inability to obtain and provide to Purchaser any of the Submission Items within the Due Diligence Review Period extend the Due Diligence Review Period or the time for Closing and delivery of the same shall not be a condition to Closing after the expiration of the Due Diligence Review Period.

          2.3. TITLE MATTERS. Purchaser agrees, promptly upon the execution of this Agreement, at its sole cost and expense, to obtain a title commitment (the "Title Commitment") from a reputable title company authorized to do business in the State of Connecticut (the "Title Company") and to direct the Title Company to deliver a copy of such Title Commitment to Seller simultaneously with the delivery of the same to Purchaser. Purchaser shall have until the expiration of the Due Diligence Review Period in which to notify Seller in writing (the "Title Objection Notice") of any objections Purchaser has to the title to the Property. If Purchaser does not deliver a Title Objection Notice to Seller prior to the expiration of the Due Diligence Review Period, all encumbrances reflected in the Title Commitment shall thereafter constitute "Permitted Encumbrances". Seller agrees to pay one-half the costs of an ALTA Survey of the Realty if required in connection with obtaining title insurance. Seller shall use reasonable efforts to cure all matters set forth in the Title Objection Notice prior to the Closing unless Seller gives Purchaser notice within five (5) days after receiving the Title Objection Notice that it cannot or will not cure such matters, in which case Purchaser shall have five (5) days after receiving Seller's notice to elect either to accept title subject to such matters or terminate this Agreement in which case the Earnest Money and all interest earned thereon shall be promptly refunded to Purchaser and this Agreement shall be null and void and of no further force or effect. Notwithstanding the foregoing, Seller shall be obligated on or prior to the Closing to remove all monetary liens (including without limitation mechanics liens and tax liens) and similar encumbrances related to the payment of money except for environmental liens. Purchaser shall not be deemed to have elected to accept title subject to any encumbrance which is placed on the Property after the expiration of the Due Diligence Review Period and not removed prior Closing.

          2.4. RIGHT OF TERMINATION DURING DUE DILIGENCE REVIEW PERIOD. If, prior to the end of the Due Diligence Review Period ("Due Diligence Deadline"), Purchaser for any reason in its sole discretion determines that it does not wish to purchase the Property, it shall notify Seller of this fact prior to the Due Diligence Deadline and Purchaser shall be entitled to terminate this Agreement. If this Agreement is terminated pursuant to this Section 2.4, the Escrow Agent shall deliver the Earnest Money together with all interest earned thereon to Purchaser within five (5) business days after termination of this Agreement, and Purchaser shall return to Seller all Submission Items, including all copies thereof. If Purchaser does not terminate this Agreement before the end of the Due Diligence Review Period, Purchaser shall be deemed to have waived its rights to terminate this Agreement pursuant to this Section 2.4 and Purchaser shall be obligated to purchase the Property in accordance with the terms hereof.

          2.5. NO RELIANCE. Purchaser acknowledges and agrees that neither Seller, nor any agent or representative of Seller, has made, and Seller is not liable for or bound in any manner by, any express or implied representations, warranties or information pertaining to the Property or any part thereof except as expressly provided herein, and Purchaser acknowledges that it will be relying upon its own due diligence in completing the transactions contemplated herein.

          2.6. INDEMNITY. Purchaser agrees to indemnify, defend and hold Seller harmless from and against any loss, liability, cost, damage, expense, liens, encumbrances, claims or causes of action (including, without limitation, reasonable attorneys' fees, accountants' fees, court costs and interest) resulting from acts or omissions of Purchaser, its employees, agents, independent contractors and invitees conducting any inspection or investigation of the Realty or any tests thereon; provided however, such indemnification shall not include any claims or liabilities for any diminution in value of the Property based on the results of inspections or tests or any additional remediation required to be conducted due to information or conditions revealed by Purchaser's investigations. Purchaser shall not reveal the results of its inspections to third parties prior to the Closing without the consent of Seller unless and to the extent required by law, provided that Purchaser shall give Seller prior written notice of any such information it believes it is required by law to disclose along with a legal opinion of its counsel to that effect. All on-site inspections shall occur at reasonable times agreed upon by Seller and Purchaser. Each such inspection shall be scheduled upon not less than two (2) business days prior notice to Seller of the proposed inspection date and time or as otherwise agreed by the parties. Any written reports by independent contractors conducting such inspections will be furnished to Seller concurrently with being provided to Purchaser and will be stamped "Preliminary Draft" and not finalized without the consent of Seller, unless and until Purchaser's Due Diligence Review Period has expired and Purchaser has not elected to terminate this Agreement pursuant to its rights herein. In the event Purchaser does not terminate this Agreement at the end of its Due Diligence Review Period, then Purchaser shall continue to have access to the Property (on the same basis as it had such access during the Due Diligence Review Period) until the Closing. Purchaser shall restore and repair any damage to the Property or any part thereof caused as a result of the inspections performed by or for Purchaser. If Purchaser fails or refuses to do so within ten (10) days after receiving written demand from Seller and Purchaser is otherwise entitled to a refund of the Earnest Money, then Seller may apply the Earnest Money to the extent needed to pay for such repairs or restoration. In no event shall the Earnest Money be considered liquidated damages, if the damages and/or the repair costs exceed the amount of the Earnest Money. Nothing in this Article II shall be construed to imply that Purchaser may seek an adjustment of the Purchase Price as a result of any matter discovered as part of any such inspection or examination. The provisions of this Section 2.6 including indemnification, shall survive the Closing or any termination of this Agreement.

                                  ARTICLE III.
                                     CLOSING

          3.1. TIME AND PLACE. The closing of the transaction contemplated hereby ("Closing") shall take place at the offices of Levett, Rockwood & Sanders Professional Corporation, 33 Riverside Avenue, Westport, Connecticut 06881 on a date mutually agreeable to Seller and Purchaser which is not later than the thirtieth (30th) day after the expiration of the Due Diligence Review Period, or on such other date and at such time as may be agreed upon in writing by Seller and Purchaser ("Closing Date").

          3.2. SELLER'S OBLIGATIONS AT CLOSING. At Closing, Seller shall:

               (a) deliver to Purchaser a Limited Warranty Deed (the "Deed"), in the form of Exhibit B attached hereto and incorporated herein by reference, executed and acknowledged by Seller and in recordable form, conveying Seller's right, title and interest in the Realty to Purchaser;

               (b) execute and deliver a Bill of Sale and Assignment ("Bill of Sale") in the form of Exhibit C attached hereto and incorporated herein by reference, conveying Seller's interest in the Personalty to Purchaser, "as is, where is" without any representations or warranties;

               (c) deliver to Purchaser a FIRPTA Affidavit ("FIRPTA Affidavit") in the form of Exhibit D attached hereto and incorporated herein by reference;

               (d)  deliver  to  Purchaser   possession  and  occupancy  of  the
Property, subject only to the Permitted Exceptions;

               (e) deliver to Purchaser such evidence as Purchaser and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller:

               (f) deliver to Purchaser all keys and combinations to locks on the Property in Seller's possession;

               (g) deliver to the Title Company completed conveyance tax statements with checks, payable to the appropriate authorities in the amount of the state and local conveyance taxes;

               (h) deliver to Purchaser the originals (to the extent originals exist and are in Seller's possession or control) of the Submission Items provided to Purchaser as well as all other books, records, advertising materials, and correspondence pertaining to the Property in Seller's possession or control (all of which may be delivered at the Realty);

               (i) deliver to Purchaser all permits issued by the appropriate governmental authorities and utility companies for the improvements on the Realty, if available;

               (j) deliver to the Title Company an affidavit duly executed by Seller stating that to Seller's actual knowledge, (i) there are no unpaid bills or claims (except for bills or expenses to be prorated pursuant to this Agreement at Closing) for labor performed or materials furnished in connection with the Property, and (ii) there are no leases or parties in possession of the Realty; and

               (k) deliver an affidavit of Seller that all of the representations and warranties of the Seller contained in this Agreement or other documents attached hereto or referred to herein or delivered pursuant hereto shall be true, correct and complete in all material respects on and as of the Closing Date, as if made on and as of the Closing Date.

          3.3. PURCHASER'S OBLIGATIONS AT CLOSING. At Closing, Purchaser shall:

               (a) pay to Seller the Purchase Price, net of closing adjustments as provided herein, by wire transfer in immediately available funds, it being agreed that the Earnest Money together with all interest earned thereon shall be delivered to Seller at Closing and applied towards payment of such amount; and

               (b) deliver to Seller such evidence as Seller and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser.

          3.4. MUTUAL OBLIGATIONS. Seller and Purchaser each shall use commercially reasonable efforts to have The Black & Decker Corporation ("Black & Decker") prepare and submit the environmental condition assessment form required under the Connecticut Transfer Act (C.G.S. Section 22a-134 et seq. (the "Act") and to have Black & Decker sign a Connecticut Department of Environmental Protection ("CTDEP") Form III as the "Certifying Party" (as defined in the Act). The cost of any transfer fees associated with such filings shall be shared equally by Seller and Purchaser.

          Purchaser acknowledges that it has been informed that Black & Decker, as successor to USM Corporation, is conducting an investigation and remediation (the "Work") of certain contamination on the Property in accordance with the terms and conditions set forth in that certain Settlement Agreement between Farrel Corporation and The Black & Decker Corporation dated February 17, 1995 (the "Settlement Agreement"), a true and complete copy of which has been delivered to Purchaser. Seller represents that said investigation and remediation are being conducted under the direction and supervision of the CTDEP pursuant to the Form III filing made in connection with the Property on February 17, 1995 in accordance with Conn. Gen. Stat. 22a-134a(c). In addition, Seller and Black & Decker have entered into a Site Access Agreement dated February 17, 1995 (the "Access Agreement"), a true and complete copy of which has been furnished to Purchaser by Seller.

          At the Closing, Seller shall, to the extent permitted thereunder, assign to Purchaser its rights under the Settlement Agreement and the Access Agreement relating to the Property, including but not limited to, the right to enforce the Settlement Agreement and the Access Agreement in accordance with the terms thereof on and after the Closing. The assignment agreement shall provide that, notwithstanding the filing of a Form III by Purchaser, Seller shall be responsible for incremental investigation and cleanup costs of any remediation relating to "Post-May, 1986 Contamination" (as such term is defined in Paragraph 1(h)(3) of the Settlement Agreement) for the period up to the Closing Date and Purchaser shall be responsible for incremental investigation and cleanup costs relating to Post-May 1986 Contamination first occurring after the Closing Date.

          Purchaser agrees to reasonably cooperate with Black & Decker in the performance of the Work by Black & Decker and to permit Black & Decker access to the Property in accordance with the terms of the Access Agreement, provided, however, that: (i) Purchaser shall not be required to expend any funds or undertake any action in connection therewith other than as set forth above in this paragraph; (ii) Black & Decker shall coordinate the scope of the Work with Purchaser's development plans, as submitted to Black & Decker in advance; and,
(iii) Purchaser shall in no event be required to alter or modify its development plans to accommodate the scope of the Work which Black & Decker has undertaken or agrees to undertake. Prior to the Closing or earlier termination of this Agreement, Seller shall not waive any rights it may have under the Settlement Agreement with respect to the Property, modify the Settlement Agreement with respect to the Property, or grant any land use restrictions on the Property without the express prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed if such waiver, modification or land use restriction is consistent with Purchaser's development plans. Seller shall promptly provide Purchaser with copies of all correspondence and other documentation related to the Settlement Agreement or the Work received or prepared by Seller from and after the date hereof.

          3.5. PRORATIONS.

               (a) The following shall be apportioned with respect to the Property as of 12:01 a.m. on the date of the Closing:

                    (i) real property taxes for the current year as of the date of Closing, any apportionment of real estate taxes to be made with respect to a tax year for which either the tax rate or assessed valuation or both have not yet been fixed to be upon the basis of the tax rate and/or assessed valuation last fixed; provided that Seller and Purchaser agree that to the extent the actual taxes for the current year differ from the amount so apportioned at Closing, Seller and Purchaser will make all necessary adjustments by appropriate payments between themselves following Closing; and

                    (ii) gas, electricity, water, trash disposal and other utility charges.

               (b) In making such apportionments, Purchaser shall be responsible for real property taxes and other expenses accrued or incurred with respect to the Closing Date. ll such apportionments shall be subject to post-Closing adjustments as necessary to reflect later relevant information not available at Closing and to correct any errors made at Closing with respect to such apportionments and the party receiving more than it was entitled to hereunder shall reimburse the other party hereto in the amount of such overpayment within thirty (30) days after receiving written demand therefor. otwithstanding the foregoing, such apportionments shall be deemed final and not subject to further post-Closing adjustments if no such adjustments have been requested within sixty
(60) days after the Closing Date, except with respect to real estate taxes which shall be settled promptly at such time as all necessary information is available to make a complete and accurate determination of such apportionments. The provisions of this Section 3.4(b) shall survive Closing.

          3.6. CLOSING COSTS. Seller shall pay (a) the fees of any counsel representing it in connection with the transaction contemplated hereby, (b) the applicable conveyance taxes, and (c) the Broker's commission referred to in
Section 7.1. Purchaser shall pay (a) the fees of any counsel representing Purchaser in connection with the transaction contemplated hereby, (b) recording fees for the Deed and the other Closing documents, (c) the premium for the Title Insurance Policy, and (d) all fees, costs and expenses related to the Due
Diligence Review. All other costs and expenses incident to the transaction contemplated hereby and the Closing thereof shall be paid by the party incurring the same.

                                   ARTICLE IV.
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

          4.1. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby makes the following representations and warranties to Purchaser, which representations and warranties shall be deemed to be restated at Closing and shall survive Closing for a period of one (1) year, but no longer:

               (a) Seller is a corporation, duly organized and in good standing under the laws of the State of Delaware. Seller has the power and authority and has been authorized by all necessary proceedings, to enter into this Agreement and all other agreements to be executed and delivered by Seller pursuant to the terms and provisions hereof, to perform its obligations hereunder and thereunder, to consummate the transaction contemplated hereby, the person executing this Agreement on behalf of Seller has the requisite authority to do so, and this Agreement, when executed and delivered by Seller and by Purchaser will constitute the valid and binding agreement of Seller, enforceable against Seller in accordance with its terms except as limited by bankruptcy. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any breach of or default under any law, judgment, order or agreement by which Seller or the Property is bound.

               (b) There are no written or oral agreements with any tenants, and Seller has no actual notice of any parties in possession of any part of the Realty. The Property is free and clear of any management contract or operating agreement. Seller has received no written notice of any condemnation proceedings instituted against the Realty.

               (c) To Seller's actual knowledge, Seller has received no notice of any fact or condition existing which would result in the termination of the current access from the Realty to any presently existing roads or thoroughfares adjoining or situated on the Realty.

               (d) Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition of Seller's creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller's assets, (v) admitted in writing it's inability to pay its debts as they come due or (vi) made an offer of settlement, extension or compromise to its creditors generally.

               (e) Except for environmental matters previously disclosed in writing to the Purchaser, Seller has not received notice from any governmental or quasi-governmental agency requiring the correction of any condition with respect to the Property, or any part thereof, by reason of a violation of any applicable federal, state, or local laws, codes, rules and regulations, or stating that any investigation has been commenced or is contemplated regarding any of the same.

               (f) Seller has delivered or will deliver to Purchaser  within ten
(10) business days of written request by Purchaser complete copies of all surveys, plans, engineering reports, soil studies, environmental reports, approvals, permits and licenses related to the Property and in Seller's possession or control.

               (g) Other than the litigation which was the subject of the Settlement Agreement between Farrel Corporation and The Black & Decker Corporation dated February 17, 1995 and over which the United States District Court for the District of Connecticut has retained jurisdiction to resolve any disputes between the parties, there is no pending or, to Seller's knowledge, threatened private suit or governmental proceeding affecting this Agreement, the transaction contemplated hereby or the Property or any portion thereof. No portion of the Property is affected by any special assessments, whether or not constituting a lien thereon, and Seller has not received any notices of any assessments contemplated by any governmental authority. There are no real estate tax appeals pending with respect to the Property.

              (h) Except for zoning restrictions and other matters of public record, to Seller's knowledge, there are no development agreements, reciprocal easement agreements, covenants, conditions or restrictions affecting the development of the Property. To Seller's actual knowledge, (i) there are no obligations in connection with the Property involving refunds for sewer extension, oversizing utility lines, lighting or like expenses or charges for work or services done upon or relating to the Property which will bind Purchaser or the Property from and after the Closing Date; (ii) there are no agreements or undertakings to construct or pay for any deceleration lane, access or street lighting; (iii) there are no linkage agreements obligating the owner of the Property to pay for linkage to sewer, water, gas or other utilities, and (iv) there are no donations or payments to or for schools, parks, fire departments or any other public amenities or facilities which are required to be made by an owner of the Property.

               (i) Other than the Settlement Agreement and Access Agreement with Black & Decker referred to in Section 3.4 herein, Seller has no agreement with Black & Decker regarding investigation or remediation of environmental conditions at the Property.

          4.2. COVENANTS OF SELLER. Seller hereby covenants with Purchaser that subsequent to the Effective Date, Seller will:

               (a) advise Purchaser promptly if Seller acquires actual knowledge of any (i) litigation or administrative proceedings instigated or threatened against the Property; (ii) condemnation or threatened condemnation proceedings; or (iii) material damage to the realty or any portion thereof.

               (b) maintain the casualty and liability insurance now in effect for the Realty and tangible Personalty;

               (c) not enter into any leases of the Property or any portion thereof;

               (d) not voluntarily create any lien on the Property that will not be discharged prior to Closing or at Closing out of the Purchase Price; and

               (e) cooperate fully with Purchaser in Purchaser's efforts prior to the Closing to obtain all necessary federal, state and local approvals and consents regarding environmental matters affecting the Property including a "covenant not to sue" or its equivalent from the Connecticut Department of Environmental Protection.

               (f) not, without the prior written consent of Purchaser, create, place or permit to be created or placed against the Property any lien, encumbrance, or charge (except for Permitted Exceptions or liens which will be released at Closing), and should any of the foregoing become attached hereafter without the prior written consent of the Purchaser, Seller will cause the same to be promptly discharged and released or Purchaser may terminate this Agreement or accept title to the Property subject to such encumbrances, provided, however, that Seller shall be obligated on or prior to the Closing to remove all voluntary liens or monetary liens (including without limitation mechanics liens and tax liens) and similar encumbrances related to the payment of money except for environmental liens.

          4.3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby makes the following representations and warranties to Seller, which representations and warranties shall be deemed to be restated at Closing and shall survive Closing:

               (a) Purchaser is a limited liability company duly organized and validly existing under the laws of State of Delaware. Purchaser has the power and authority and has been authorized by all necessary proceedings, to enter into this Agreement and all other agreements to be executed and delivered by Purchaser pursuant to the terms and provisions hereof, to perform its obligations hereunder and thereunder, to consummate the transaction contemplated hereby, the person executing this Agreement on behalf of Purchaser has the requisite authority to execute this Agreement, and upon execution and delivery by Purchaser, this Agreement will be the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as limited by bankruptcy.

          4.4. PURCHASER'S CONDITIONS TO CLOSING. It shall be a condition to the obligation of Purchaser to close the purchase of the Property that each of the following conditions be fully satisfied as of the date and time of Closing, failing which Purchaser may terminate this Agreement by notice delivered to Seller on the Closing Date and Seller will notify the Escrow Agent immediately upon receipt of such notice to deliver the Earnest Money together with all interest earned thereon to Purchaser and neither party shall have any further obligation one to the other, except for those matters which are expressly provided herein to survive the termination of this Agreement:

               (a) each of the representations and warranties of Seller contained herein shall remain true and correct in all material respects as of the date and time of Closing to the same extent as if made as of the date and time of Closing;

               (b) each of the covenants and agreements of Seller contained in this Agreement shall be fully performed and there shall be no material breach of the obligations of Seller hereunder;

               (c) on the Closing Date, the Realty (exclusive of the buildings thereon) shall not have been materially adversely changed from the condition that it is in on the date of this Agreement, free from all tenants and occupants;

               (d) As of the Closing Date, there shall be no: (i) written notice to Seller from any municipal, state, or federal governmental agency which was not disclosed in writing to Purchaser before the end of the Due Diligence Review Period indicating the existence of any violation of legal requirements relating to the Property; or (ii) litigation or administrative proceeding relating to the Property not disclosed in writing to Purchaser prior to the end of the Due Diligence Review Period;

                                   ARTICLE V.
                                     DEFAULT

          5.1. DEFAULT BY PURCHASER. In the event Purchaser defaults in its obligation to purchase the Property in accordance with the terms hereof and provided that Seller has performed or tendered performance of all of its obligations hereunder, Seller shall be entitled, as its sole and exclusive remedy, to terminate this Agreement and receive the Earnest Money together with all interest earned thereon, as liquidated damages for the breach of this Agreement, it being agreed between Seller and Purchaser that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Earnest Money is a reasonable estimate thereof.

          5.2. DEFAULT BY SELLER. In the event Seller fails to consummate this Agreement for any reason, except Purchaser's default or the termination of this Agreement by either Seller or Purchaser as expressly provided for in this Agreement, Purchaser shall be entitled, as its sole and exclusive remedies, either (a) to enforce specific performance of this Agreement; provided, however, if specific performance is not available to Purchaser by reason of Seller's voluntary conveyance of title to the Property to a third party in breach of this Agreement, then Purchaser shall be entitled to sue Seller to recover all Purchaser's actual damages (but not consequential, punitive or special damages) incurred as a result of such breach by Seller or (b) to the return of the Earnest Money together with all interest earned thereon and reimbursement of Purchaser's out-of-pocket expenses incurred in connection with this Agreement, such expenses not to exceed $15,000 in any event, which return and reimbursement shall operate to terminate this Agreement and release Seller from any and all duties, obligations and liability hereunder. Under no circumstance will Seller be liable for punitive, special or consequential damages, it being understood by Purchaser that the above described remedies are Purchaser's sole and exclusive remedies.

                                   ARTICLE VI.
                                  CONDEMNATION

          6.1. CONDEMNATION. (a) After the Effective Date, in the event of a taking or threatened taking by condemnation or similar proceedings or actions of a material portion of the Realty, Purchaser shall have the option to terminate this Agreement upon written notice to Seller prior to Closing, and upon receipt of such notice Seller shall promptly notify the Escrow Agent to deliver the Earnest Money together with all interest earned thereon to Purchaser and this Agreement shall be null and void and of no further force or effect except for those matters which by the express terms thereof shall survive the termination of this Agreement. A material portion of the Realty shall be deemed to be (i) any portion valued in excess of 10% of the Purchase Price, (ii) any portion which adversely affects access to the Realty by a public way, or (iii) any portion which would materially and adversely affect the Purchaser's development plans for the Property. If Purchaser does not exercise its option under the immediately preceding sentence of this Section to terminate this Agreement, then the Agreement shall remain in full force and effect and Seller shall assign or pay to Purchaser at Closing, Seller's entire interest in and to any and all condemnation awards or proceeds from any such proceedings or actions in lieu thereof, net of Sellers reasonable fees and expenses incurred in connection therewith. Any termination under this Section 6.2 shall constitute a termination of all of Purchaser's rights to acquire the Property. The Purchaser acknowledges that a strip of land running along the westerly edge of Route 8 was condemned by the State of Connecticut in 1995 which condemnation may not be reflected in existing surveys of the Property and that such condemnation shall not be considered for purposes of this Section 6.1.

                                  ARTICLE VII.
                                     BROKERS

          7.1. BROKERS. Each party represents to the other that there has been no broker, finder, real estate agent or similar agent except Staubach Retail Services (the "Broker") engaged in connection with the sale of the Property from Seller to Purchaser as contemplated hereby, and Seller shall be responsible for any commissions due the Broker pursuant to a separate agreement between Seller and the Broker. Each party agrees that should any claim be made for brokerage commissions or finder's fees by any broker, finder or agent other than the Broker by, through or on account of any acts of the indemnifying party or its agents, employees or representatives the indemnifying party will hold the other party free and harmless from and against any and all loss, liability, costs damage and expense (including, without limitation reasonable attorneys' fees, accountants' fees, court costs and interest) in connection therewith. The provisions of this Section 7.1 shall survive Closing.

                                  ARTICLE VIII.
                                  MISCELLANEOUS

          8.1. DISCLAIMERS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT PURCHASER IS PURCHASING THE PROPERTY "AS IS" AND "WHERE IS," AND WITH ALL FAULTS AND DEFECTS, LATENT OR OTHERWISE, AND THAT SELLER IS MAKING NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXISTENCE, LOCATION, OR VALUE OF THE PROPERTY, THE PRESENCE OR ABSENCE OF HAZARDOUS SUBSTANCES IN, ON, UNDER OR ABOUT THE PROPERTY, THE SOUNDNESS OF ANY IMPROVEMENTS, THE COMPLIANCE OF THE PROPERTY OR ANY PART THEREOF WITH ANY LAWS, STATUTES, RULES, ORDINANCES, DECREES OR ORDERS APPLICABLE THERETO EXCEPT FOR THE LIMITED REPRESENTATIONS, WARRANTIES AND COVENANTS SET FORTH IN ARTICLE IV HEREOF. THE PROVISIONS OF THIS SECTION 8.1 SHALL SURVIVE CLOSING. PURCHASER HEREBY RELEASES SELLER AND WAIVES AND RELEASES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO ASSERT ANY CLAIM AGAINST SELLER
FOR ANY DAMAGE OR LIABILITY RESULTING FROM ANY MATTER PERTAINING TO THE ENVIRONMENTAL CONDITION OF THE PROPERTY, EXCEPT THOSE RELATED TO THIRD PARTY CLAIMS AGAINST PURCHASER (i) ARISING OUT OF ACTIONS OF THE SELLER DURING THE PERIOD IN WHICH SELLER OWNED THE PROPERTY OR (ii) ARISING FROM ENVIRONMENTAL CONDITIONS KNOWN TO SELLER AT THE TIME OF CLOSING BUT NOT DISCLOSED TO PURCHASER.

          8.2. DISCHARGE OF OBLIGATIONS. The acceptance of the Deed and the Bill of Sale by Purchaser at Closing shall be deemed to be a full performance and discharge of every agreement and obligation on the part of Seller to be performed pursuant to the provisions hereof, except those, if any, which are herein specifically stated to survive Closing or are to be performed after Closing in accordance with other provisions of this Agreement. The acceptance of the Purchase

Price by Seller at Closing shall be deemed to be full performance and discharge of every agreement and obligation on the part of Purchaser to be performed pursuant to the provisions hereof, except those, if any, which are herein specifically stated to survive Closing or are to be performed after Closing in accordance with other provisions of this Agreement.

          8.3. ASSIGNMENT. This Agreement may not be assigned by Purchaser without the written consent of Seller other than to a legal entity related to or controlled by Purchaser, provided that Purchaser's assignee assumes all of the obligations of Purchaser under this Agreement. In the event of an assignment, the assignee(s) shall assume all obligations of this Agreement and confirm all its representations and warranties.

          8.4. NOTICES.  Any notice pursuant hereto shall be given in writing by
(a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) registered or certified United States Mail, postage prepaid, return receipt requested, or (d) prepaid telegram, telex or facsimile transmission (provided that such telegram, telex or facsimile transmission is confirmed by expedited delivery service or by mail in the manner previously described), sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile transmission, upon receipt. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant hereto shall be as follows:

          (i) If to Seller:

                      Farrel Corporation
                      c/o First Funding Corporation
                      700 Canal Street, 2nd Floor
                      Stamford, CT  06902-5921
                      Attn:  Charles Jones
                      Telephone No.: (203) 324-2626
                      Facsimile No.: (203) 965-0605

          with a copy thereof to:

                      Levett, Rockwood & Sanders Professional Corporation 33 Riverside Avenue
                      Westport, CT 06880
                      Attn: Suzanne B. Albani, Esq.
                      Telephone No.: (203) 222-0885
                      Facsimile No.: (203) 226-8025

          (ii) If to Purchaser:

                      National RE/Sources Acquisitions, LLC
                      485 West Putnam Avenue
                      Greenwich, CT  06830
                      Attn: Joseph Cotter
                      Telephone No.: (203) 661-0055
                      Facsimile No.: (203) 661-8071

          with a copy thereof to:

                      Hill & Barlow
                      One International Place
                      Boston, MA  02110
                      Attn:  William B. Forbush, III, Esq.
                      Telephone No.:  (617) 428-3000
                      Facsimile No.:  (617) 428-3500

          8.5. MODIFICATION. This Agreement cannot under any circumstance be modified orally, and no agreement shall be effective to waive, change, modify or discharge this Agreement in whole or in part unless such agreement is in writing and is signed by both Seller and Purchaser.

          8.6. CONFIDENTIALITY. Purchaser recognizes, understands and agrees that pursuant hereto it will become aware of certain information regarding the ownership and operation of the Property, including, specifically, without limitation, the information to be provided to Purchaser pursuant to Section 2.1 hereof, and any information obtained by Purchaser in the course of its due diligence. Purchaser agrees that, prior to Closing, if Closing occurs, and if not, in any event unless required pursuant to a subpoena properly issued by a court of competent jurisdiction (and in such case after notice to Seller to provide it with an opportunity to object), it shall not disclose any such information to any third party or parties, except to agents, employees or independent contractors advising or assisting Purchaser with the transaction contemplated hereby.

          8.7. REPORTING REQUIREMENTS. The Title Company hereby agrees to serve as the "real estate reporting person" as that term is defined in Section 6045(e) of the Internal Revenue Code of 1986, as amended. This Agreement shall constitute a designation agreement, the name and address of the transferor and transferee of the transaction contemplated hereby appear in Section 8.4 hereof and Seller, Purchaser and the Title Company agree to retain a copy of this Agreement for a period of four (4) years following the end of the calendar year in which Closing occurs. The provisions of this Section 8.7 shall survive Closing.

          8.8. TIME OF ESSENCE. Seller and Purchaser agree that time is of the essence with regard to this Agreement.

          8.9. SUCCESSORS AND ASSIGNS. The terms and provisions hereof are to apply to and bind the permitted successors and assigns of the parties hereto.

          8.10. EXHIBITS AND SCHEDULES. The following schedules or exhibits attached hereto (collectively the "Exhibits") shall be deemed to be an integral part hereof:

               (a) Exhibit A - legal description of the Realty;

               (b) Exhibit B - form of Limited Warranty Deed;

               (c) Exhibit C - form of Bill of Sale; and

               (d) Exhibit D - form of FIRPTA Affidavit.

          8.11. ENTIRE AGREEMENT. This Agreement, including the Exhibits, contains the entire agreement between Seller and Purchaser pertaining to the transaction contemplated hereby and fully supersedes all prior agreements and understandings between Seller and Purchaser pertaining to such.

          8.12. FURTHER ASSURANCES. Both Seller and Purchaser agree that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the transaction contemplated hereby. The provisions of this Section 8.12 shall survive Closing.

          8.13. FEES AND EXPENSES. In the event of any controversy, claim or dispute between Seller and Purchaser affecting or relating to the subject matter or performance of the rights, duties and obligations under this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all of the prevailing party's reasonable expenses, including, without limitation, reasonable attorneys' fees, accountants' fees, court costs and interest.

          8.14. NO RECORDING. This Agreement shall not be recorded by the Purchaser. Purchaser's failure to observe this obligation shall be deemed a material breach of this Agreement.

          8.15. COUNTERPARTS. This Agreement may be executed in multiple counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one (1) such counterpart in proving the existence, validity or content of this Agreement.

          8.16. AMBIGUITY. Both Seller and Purchaser were represented by counsel in the negotiations leading to the execution and delivery of this Agreement and agree that if any term or provision of this Agreement shall be deemed to be ambiguous, such ambiguity shall not be construed against either party.

          8.17. SEVERABILITY. If any provision hereof is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

          8.18. SECTION AND EXHIBIT HEADINGS. Section and exhibit headings contained herein are for convenience only and shall not be considered in interpreting or construing this Agreement.

          8.19. BINDING EFFECT. This Agreement shall not be binding upon either Seller or Purchaser unless and until both Seller and Purchaser have executed this Agreement.

          8.20. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Connecticut, without regard to the conflicts of laws principles thereof.

          8.21. NO THIRD PARTY BENEFICIARY. The provisions hereof and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions hereof or of the documents to be executed and delivered at Closing.

                                   * * * * * *

          IN WITNESS WHEREOF the parties hereto have duly executed this Agreement effective as of the date and year first written above.

Executed by Seller this                  SELLER:
  16th  day of   July   , 1998.
-------        --------
                                         FARREL CORPORATION

                                         By /s/ Peter L. Hess
                                            ----------------------------------
                                            Name:  Peter L. Hess
                                            Title: General Counsel & Secretary

Executed by Purchaser this               PURCHASER:
  17th  day of   July   , 1998.
-------        --------
                                         NATIONAL RE/SOURCES ACQUISITIONS, LLC


                                         By /s/ Joseph Cotter
                                            ----------------------------------
                                            Name:  Joseph Cotter
                                            Title: President

          The Escrow Agent hereby agrees to perform its obligations under this Agreement and acknowledges receipt of Earnest Money from Purchaser in the amount of One Hundred Thousand and 00/100 Dollars ($100,000) on the 20th day of July, 1998 and of a fully executed counterpart of this Agreement on the 21st day of July, 1998.


                                         ESCROW AGENT:

                                         COMMONWEALTH LAND TITLE INSURANCE
                                         COMPANY

                                         By /s/ Terrance P. Miklas
                                            ----------------------------------
                                            Name:  Terrance P. Miklas
                                            Title: Assistant Vice President

                                    EXHIBIT A
                         TO PURCHASE AND SALE AGREEMENT

                                LEGAL DESCRIPTION

                                    EXHIBIT B
                         TO PURCHASE AND SALE AGREEMENT

LIMITED WARRANTY DEED

           TO ALL PEOPLE TO WHOM THESE PRESENTS SHALL COME. GREETING:

         KNOW YE, that FARREL CORPORATION, a Delaware corporation with an address at 25 Main Street, Ansonia, Connecticut 06401-1601 (the "Grantor"), for Ten Dollars ($10.00) and other good and valuable consideration received to Grantor's full satisfaction from NATIONAL RE/SOURCES ACQUISITIONS, LLC, a Delaware limited liability company whose address is 485 West Putnam Avenue, Greenwich, Connecticut 06830 (the "Grantee"), does by these presents give, grant, bargain, sell and convey to Grantee and to said Grantee's successors and assigns forever, the premises, together with the buildings and other improvements now or hereafter situated thereon located in the City of Derby, County of New Haven and State of Connecticut, more particularly described on Schedule A attached hereto and made a part hereof by this reference.

         TO HAVE AND TO HOLD the premises hereby conveyed with all the appurtenances thereof, unto the said Grantee and unto the Grantee's successors and assigns forever, and to the Grantee's and its own proper use and behoof; and the Grantor does for itself, its successors and assigns, covenant with the Grantee, its successors and assigns, that the Grantor is well seized of the premises as a good indefeasible estate in FEE SIMPLE; and has good right to grant and convey the same in the manner and form as herein written.

         AND FURTHERMORE, the Grantor does by these presents bind itself and its successors and assigns forever to WARRANT and DEFEND the premises hereby conveyed to the Grantee and its successors and assigns forever, against all claims and demands of any person or persons claiming by, from or under said Grantor, except as herein stated.

         IN WITNESS WHEREOF,  the Grantor has caused these presents to be signed
by its duly authorized corporate officer as of this     day of           , 1998.
                                                    ---        ----------
Signed, Sealed and Delivered in the presence of or Attested by

-----------------------------------------          FARREL CORPORATION

-----------------------------------------          By:

                                                   Its:


State of Connecticut, County of          ) ss.


         The foregoing  instrument was  acknowledged  before me this      day of
                                                                     ----
              , 1998, by
--------------           ------------------,  -------------------,   of   Farrel
Corporation, a Delaware corporation, as his free act and deed and the free act and deed of said corporation.

     My Commission Expires:
                           --------------     ----------------------------------
                                                        Notary Public

Grantee's Address:    485 West Putnam Avenue
                      Greenwich, CT  06830

                                    EXHIBIT C
                         TO PURCHASE AND SALE AGREEMENT

                           BILL OF SALE AND ASSIGNMENT

KNOW ALL MEN BY THESE PRESENTS:

          Concurrently with the execution and delivery of this Bill of Sale (this "Bill of Sale"), Farrel Corporation, a Delaware corporation ("Assignor"), is conveying to National RE/Sources Acquisitions, LLC, a Delaware limited liability company ("Assignee"), whose address is 485 West Putnam Avenue, Greenwich, Connecticut 06830, by Quit Claim Deed (the "Deed"), that certain tract or parcel of real property situated in Derby, Connecticut, being more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with all improvements situated thereon (collectively the "Property").

          It is the desire of Assignor hereby to assign, transfer, and convey to Assignee all fixtures, fittings, appliances. apparatus, equipment, machinery, warranties, guaranties, permits, licenses, approvals and other items of tangible and intangible personal property owned by Assignor and affixed or attached to, or placed or situated upon, or used in connection with the use, occupancy, or operation of the Property (all of such properties and assets being hereinafter referred to collectively as the "Personal Property").

          NOW, THEREFORE, in consideration of the receipt of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER, and DELIVER to Assignee, its successors and assigns, all of the Personal Property; PROVIDED, HOWEVER, THAT ALL SUCH PERSONAL PROPERTY IS DELIVERED BY ASSIGNOR AND ACCEPTED BY ASSIGNEE WITHOUT ANY WARRANTY OF FITNESS OR MERCHANTABILITY, EITHER EXPRESS OR IMPLIED, AND ON AN "AS IS", "WHERE IS" BASIS AND WITH ALL FAULTS.

          TO HAVE AND TO HOLD the Personal Property unto Assignee, its successors and assigns, forever, and Assignor does hereby bind itself and its successors to WARRANT AND FOREVER DEFEND, all and singular, title to the Personal Property unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through or under Assignor, but not otherwise, subject to the matters set forth above.

          Nothing herein contained shall be deemed to limit or restrict the properties, assets and rights conveyed, assigned or transferred to or acquired by Assignee pursuant to the Deed or other instruments of conveyance executed in connection therewith.

          This Bill of Sale may be executed in multiple counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving the existence, validity or content of this Bill of Sale.

          EXECUTED on the dates of the acknowledgments set forth below, to be effective for all purposes as of the day of , 1998. ---- ----------------

                                           ASSIGNOR:
Witnessed by:                              FARREL CORPORATION


-------------------------------            By:
                                              ----------------------------------
                                              Name:
                                              Title:
-------------------------------

                                           ASSIGNEE:

Witnessed by:                              NATIONAL RE/SOURCES ACQUISITIONS, LLC


-------------------------------            By:
                                              ----------------------------------
                                              Name:
                                              Title:
-------------------------------

STATE OF CONNECTICUT                )
                                    )  ss:
COUNTY OF                           )


         This  instrument  was  acknowledged   before me  on   the        day of
                                                                   ------
              , 1998, by
--------------           ------------------,  -------------------,   of   Farrel
Corporation, on behalf of said corporation, as his free act and deed for the purposes contained therein.


                                            ------------------------------------
                                            Notary Public

                                            My commission expires:
                                                                   -------------



STATE OF CONNECTICUT                )
                                    )  ss:
COUNTY OF FAIRFIELD                 )


         This  instrument  was  acknowledged   before me  on   the        day of
                                                                   ------
              , 1998, by
--------------           ------------------,  -------------------,   of National
RE/Sources Acquisitions, LLC, on behalf of said corporation, as his free act and deed for the purposes contained therein.


                                            ------------------------------------
                                            Notary Public

                                            My commission expires:
                                                                   -------------

                                    EXHIBIT D
                         TO PURCHASE AND SALE AGREEMENT

                              NON-FOREIGN AFFIDAVIT
                              ---------------------


STATE OF CONNECTICUT                )
                                    )  ss:
COUNTY OF                           )


         THE  UNDERSIGNED,                          ,  duly  elected  and acting
                           ------------------------
                    of  Farrel   Corporation,   a  Delaware   corporation   (the
------------------
"Corporation), upon being duly sworn, deposes and states as follows:


         (1) The  Corporation  is the  owner  of  certain  property  located  at
               ,  Derby,  Connecticut,  being conveyed  on            ,  1998 to
--------------                                              ----------
National RE/Sources Acquisitions, LLC, a Delaware limited liability company (the "Purchaser").

         (2) The Corporation's United States taxpayer identification number is 22-2689245.

         (3) The Corporation is not a foreign person as defined in 26 U.S.C. 1445(f)(3).

         (4) The Corporation confirms its understanding that this Affidavit may be disclosed to the Internal Revenue Service by the Purchaser and that any false statement made herein could be punished by fine, imprisonment, or both.


Witnessed by:                                      FARREL CORPORATION

                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Its:
Subscribed and sworn to
before me this       day of
               -----
                     , 1998
---------------------


--------------------------------
Notary Public

My Commission Expires:
                      ----------

FARREL CORPORATION
25 Main Street
Ansonia, Connecticut  06401-1601
USA

Tel:  (203) 736-5500



October 15, 1998

Mr. Joseph Cotter
National RE/sources, LLC
485 West Putnam Avenue
Greenwich, CT  06830

       Re:  Derby Property
            --------------
Dear Joe:

I appreciated the opportunity to meet with you on Monday to discuss your continued interest in acquiring the Derby Property.

Farrel Corporation would be willing to "reinstate" the Agreement of Purchase and Sale between Farrel Corporation and National RE/sources Acquisitions, LLC dated as of July 17, 1998 (the "Purchase and Sale Agreement") which you terminated on September 23, 1998 but only on the following terms and conditions set forth below. All capitalized terms used herein and not otherwise defined herein shall have the meanings given in the Purchase and Sale Agreement.

(1)      The Purchase Price for the Property is increased to $2,400,000.

(2) The Earnest Money to be deposited with Commonwealth Land Title Insurance Company as Escrow Agent will be $100,000, to be paid by wire transfer to the Escrow Agent in accordance with Section 1.5 of the Purchase and Sale Agreement immediately upon your acceptance of the terms and conditions set forth herein, as evidenced by your signature below. The Earnest Money shall be non-refundable in the event that the Purchaser does not purchase the Property by the Closing Date (as amended hereby) for any reason whatsoever except for the Seller's breach of its obligations under Section 3.2.

(3) Section 2.2 (Due Diligence Review Period) and Section 2.4 (Right of Termination During Due Diligence Period) of the Purchase and Sale Agreement are deleted. Section 2.3 (Title Matters) is also deleted except for Seller's agreement to pay one-half the cost of an ALTA Survey of the Realty if required in connection with obtaining the title insurance, and except for last two sentences of Section 2.3.

(4) Section 3.1 is amended to provide that the Closing shall take place on a date no later than December 30, 1998. Time is of the essence with regard to the Purchase and Sale Agreement as amended by this Letter Agreement.

(5) The Seller shall be named as an additional insured on any and all environmental insurance policies obtained by the Purchaser related to the Property.

Mr. Joseph Cotter
October 15, 1998
Page Two



Except as set forth above, all the other terms and conditions of the Purchase and Sale Agreement shall remain the same.

Farrel will undertake to co-operate with Purchaser in their development activities with prospective tenants and co-operate with Purchaser in their efforts with the City of Derby.

If you wish to reinstate the Purchase and Sale Agreement on the terms and conditions set forth herein, please indicate your acceptance of these terms and conditions by signing this Letter Agreement in the space provided below. Upon receipt of a signed original of this Letter Agreement and confirmation from the Escrow Agent that it has received the $100,000 Earnest Money Deposit, the Purchase and Sale Agreement shall be deemed reinstated on the terms and conditions set forth therein, as amended by this Letter Agreement.

                                         Very truly yours,

                                         FARREL CORPORATION



                                         By: /s/ CHARLES SNOWDEN JONES
                                            ------------------------------------
                                            Charles Snowden Jones
                                            Chairman, Executive Committee

Agreed to and accepted on this _____
Day of October, 1998

NATIONAL RE/SOURCES ACQUISITIONS, LLC



BY: /s/ Joseph Cotter
   ------------------------------
     Joseph Cotter
     President